WEITZ SERIES FUND, INC.

Value Fund

Q U A R T E R L Y
R E P O R T

December 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended December 31, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5 †
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599	33,781	232,105	0.2
Dec. 31, 2002	69,800	93,753	28,852	192,405	-17.1
Dec. 31, 2003	89,450	120,147	38,090	247,687	28.7

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2003, was 28.7%, 9.1% and 15.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $81,994, and the total amount of income distributions reinvested was $20,812.

†	Return is for the period 5/9/86 through 12/31/86

2

WEITZ SERIES FUND, INC. — VALUE FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1993, through December 31, 2003 for the Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Fund on March 31, 1993 would have been valued at $115,395 on December 31, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Value Fund	28.7%	9.1%	15.2%
Standard & Poor’s 500 Index	28.7%	-0.6%	11.1%

This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — VALUE FUND
December 31, 2003 – Quarterly Report

January 10, 2004

Dear Fellow Shareholder:

        I am very pleased to report that our Fund gained +11.4% in the 4th quarter of 2003 vs. a gain of +12.2% for the S&P 500. This brings our total return for the year (after fees and expenses) to +28.7%, exactly the same return as the S&P.

        Although this past year has been especially profitable for us, the longer-term history is more significant. The table below shows total returns for our Fund, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year

Weitz Value Fund	28.7%	2.3%	9.1%	15.2%	15.1%
S&P 500	28.7	-4.0	-0.6	11.1	12.2
Russell 2000	47.3	6.3	7.1	9.5	N.A.
Nasdaq Composite	50.8	-6.3	-1.4	9.9	11.7
Average Growth and Income Fund	27.6	-1.9	1.9	9.9	N.A.

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

Mutual Fund Industry Developments

        A lot of good things have happened this year—for the economy, the stock market, and our Fund—but the good financial news has been somewhat overshadowed by the disclosures of abuses by mutual fund companies. In our last quarterly letter, we discussed market timing and late trading. We are not likely targets for these schemes since we do not generally own foreign securities, and we remain confident that the integrity of our people and procedures has protected our shareholders from these abuses.

        More recent revelations have dealt with some funds’ use of “directed brokerage” to reward brokers for recommending those funds to the brokers’ clients and the failure to pass through volume commission discounts. Our Funds are “no load” (no commissions are charged to buy or sell fund shares), we have no 12b-1 fees, and we do not use directed brokerage as incentives to brokers. Thus, these subjects do not apply to our Funds.

        We do not blame shareholders for being confused and dismayed by these recent disclosures. We are appalled, too. However, we believe that our Funds (and many others run by honest, thoughtful managers) have played by the rules and that we have consistently put our shareholders’ interests first. If you have questions about any facet of our management of your account, we encourage you to call our client service representatives to get clarification.

Market Commentary

        Long-time clients and readers of these letters should know better than to even read this section. They know that we always plead ignorance when it comes to predicting behavior of the economy, interest rates, commodity prices, politics…and, regrettably, stock prices. Nevertheless, there are always some ‘inquiring minds’ who ‘want to know’ and ask the questions, so here are some of our working assumptions, such as they are:

        Dollar Weakness: Even Warren Buffett has gone public with a lament that our consuming ways will eventually lead to trouble. A weak dollar makes imports more expensive, which is inflationary. On the other hand, it encourages exports and discourages imports, which protects domestic companies and jobs—at least temporarily. A weak dollar penalizes foreign investors in American stocks and bonds, and our government is quite dependant on foreign capital to finance our budget deficits and to keep our stock market advancing. At some point, the consequences could be very serious, but we are investing on the assumption that the disaster scenarios are not in the cards.

        Interest Rates: Interest rates are very low even though the economy seems to be improving. The Federal Reserve may be keeping short-term rates artificially low to nurture a fragile recovery or to sustain a strong housing market. At any rate, conventional wisdom would suggest that, on average, rates will be higher over the next few years than they are today. We assume that rates will rise at some point and that financial institutions know this. Interest rate changes are most disruptive if they are unexpected and extreme, and while we would expect plenty of short-term spikes and dips that will ruffle the stock and bond markets (and our portfolio), we think our companies will be able to cope reasonably well.

        Geopolitics and Terrorism: We assume that while the specific trouble spots will change, many of the world’s problems are not fixable, at least in the foreseeable future. Specific events are bound to cause periods of extreme volatility, and we just accept that. Our response to this danger is to diversify the portfolio, to buy companies with strong enough balance sheets to deal with external shocks and to hold some cash to allow us to take advantage of temporary panic selling. This definitely does not insulate us completely, but it should allow us to keep our capital intact during periods of adversity.

        Stock Market: The stocks of most of the companies we are attracted to seem, at best, fairly priced. We see few true bargains, though we are very comfortable with the long-term prospects of the companies in our portfolio. Given the volatility of the market, the situation could be completely different by the time you read this, but as of today, our expectations for performance from today’s price levels are modest.

Portfolio Review

        By far the greatest contributors to our performance in 2003 were companies in the mortgage industry. Lower interest rates, a mortgage refinancing boom, rising home prices, and very good credit experience combined to produce record earnings and strong stock performances for originators and servicers of mortgages, such as Countrywide Financial and Washington Mutual. Mortgage real estate investment trusts had even stronger years. Redwood Trust paid dividends of $7.35 per share and its stock rose from $27.70 to $50.85 for a total return of 110% for the year. Newcastle was split into two companies whose combined total return was roughly 92%, and Novastar’s total return was 209%.

        We provided part of the initial capital used to found Redwood (1994), Newcastle (1998) and Novastar (1996), and had the dubious, but ultimately very profitable, ‘opportunity’ to re-capitalize Novastar after their near-death experience in the liquidity crisis of 1998. (The stock that cost $3.50 per share in early 1999 paid dividends in 2003 of $5.04 per share and closed the year at $42.96.) These companies enjoyed nearly perfect business conditions in 2003 and have had some windfall profits, so none is likely to repeat its 2003 performance, but we believe each has additional upside potential.

        Most of the rest of the portfolio made positive contributions. Charter was notable as its stock rose 240% (albeit from a very depressed base) and its bonds also provided very good total returns. Charter is not out of the financial woods yet, but new management has done a good job of improving operations and shoring up the balance sheet. Other large contributors to our gains last year were old favorites such as Liberty Media, Comcast, Host Marriott, Park Place and Hilton. We had a few clunkers, such as Qwest, but they had very little impact.

        One relatively new area of investment for us is healthcare. Healthcare is a very complicated field because in addition to the science and technology that is foreign to most investors, the politics of reimbursement and rationing of care are complicated and unpredictable. This is our first serious venture into the field since 1993 when the proposed Clinton health plan set off panic among healthcare investors. Recent fears and confusion over changes in Medicare benefits, the likely impact of higher co-payments by patients, a rise in bad debt expense at hospitals, and some high profile scandals have combined to depress the stock prices of many sound healthcare companies.

        We made new investments this year in three healthcare companies—Laboratory Corporation of America, Triad Hospitals and First Health Group. Each is an established company in a different area of the healthcare industry, and we believe each is reasonably priced based on current levels of business and products already developed. Each also has very interesting growth prospects that could bring pleasant surprises to shareholders, but we are not depending on these new developments to justify current valuations.

        Cash and other reserves accounted for about 24% of the Fund at year-end. This high level of liquidity is a result of selling expensive stocks and finding few replacements, not a market call, but the cash dampened our performance.

Outlook

        As we have said the past several quarters, the outlook for business is reasonably good, but stock prices seem to be running ahead of the improvement in underlying business values. We feel very good about the prospects for the companies we own, and their stock prices are reasonable to mildly cheap. So, we are comfortable with our portfolio, but not expecting the kind of gains we experienced in 2003.

Shareholder Vote to Simplify and Update Our Fund Structure

        By the time you receive this letter, you may have received a thick document explaining proposed changes in our Fund structure. These proposals will not change our investment objectives, principal investment strategies or portfolio managers. However, they will simplify and update our Fund structure and lead to greater operational efficiencies that should benefit shareholders over the years. Your vote is important, so please vote when you receive your proxy card. If you have any questions about the proposals or voting process, please call Georgeson Shareholder Communications, toll-free at 1-866-861-2571.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting

Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities December 31, 2003 (Unaudited)

Shares		Cost	Value

	COMMON STOCKS — 75.7%
	Banking — 6.9%
3,017,700	Greenpoint Financial Corp.	$43,297,523	$106,585,164
1,400,000	U.S. Bancorp	21,895,730	41,692,000
3,500,000	Washington Mutual, Inc.	64,821,072	140,420,000

		130,014,325	288,697,164

	Cable Television — 7.7%
12,121,733	Adelphia Communications Corp. CL A * #	1,697,043	7,273,040
18,800,000	Charter Communications, Inc. CL A *	159,538,815	75,576,000
6,300,000	Comcast Corp. - Special CL A * (a)	161,039,593	197,064,000
4,280,000	Insight Communications Co. *	73,568,395	44,126,800

		395,843,846	324,039,840

	Consumer Products and Services — 1.1%
5,970,000	Six Flags, Inc. * †	101,554,397	44,894,400

	Financial Services — 11.1%
1,000	Berkshire Hathaway, Inc. CL A *	52,533,832	84,250,000
67,000	Berkshire Hathaway, Inc. CL B * (a)	130,104,200	188,605,000
1,000,000	Fannie Mae	66,733,596	75,060,000
2,000,000	Freddie Mac	101,245,331	116,640,000
2,100,000	Imperial Credit Industries, Inc. *	81,900	4,200

		350,698,859	464,559,200

	Health Care — 1.8%
1,221,000	First Health Group Corp. *	23,025,473	23,760,660
773,000	Laboratory Corporation of America Holdings *	23,077,351	28,562,350
632,400	Triad Hospitals, Inc. *	18,291,224	21,039,948

		64,394,048	73,362,958

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WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Information Services — 0.0%
134,135	Intelligent Systems Corp. *	$283,821	$228,029

	Lodging and Gaming — 8.5%
1,292,100	Extended Stay America, Inc.	13,470,384	18,709,608
450,000	Harrah’s Entertainment, Inc.	15,005,165	22,396,500
5,800,000	Hilton Hotels Corp.	45,699,585	99,354,000
20,000,000	Park Place Entertainment Corp. * †	189,156,958	216,600,000

		263,332,092	357,060,108

	Media and Entertainment — 9.5%
21,800,000	Liberty Media Corp. - A *	241,978,893	259,202,000
172,000	Washington Post Co. CL B	87,548,000	136,120,800

		329,526,893	395,322,800

	Mortgage Banking — 2.9%
1,600,000	Countrywide Financial Corp.	28,963,313	121,360,000

	Printing Services — 0.5%
4,600,000	Mail-Well, Inc. * †	41,500,465	21,206,000

	Real Estate and Construction — 0.9%
818,400	Forest City Enterprises, Inc. CL A	11,075,278	38,882,184

9

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Real Estate Investment Trusts — 11.0%
1,100,000	Archstone-Smith Trust	$25,587,708	$30,778,000
284,700	Avalonbay Communities, Inc.	13,086,298	13,608,660
400,000	Bimini Mortgage Management, Inc. * † # (b)	6,000,000	6,000,000
150,000	Capital Automotive REIT	2,230,683	4,800,000
425,000	Hanover Capital Mortgage Holdings, Inc. †	2,926,778	5,244,500
14,300,000	Host Marriott Corp. *	120,607,690	176,176,000
314,025	Medical Office Properties, Inc. #	6,264,799	3,140,250
1,200,000	Newcastle Investment Corp.	21,000,000	32,520,000
1,337,980	Newcastle Investment Holdings Corp. † #	246,781	949,966
1,337,980	Newcastle Investment Holdings LLC * #	200,697	5,806,833
1,768,700	NovaStar Financial, Inc. †	5,854,329	75,983,352
1,610,000	Redwood Trust, Inc. †	36,658,013	81,868,500
450,000	Vornado Realty Trust	17,290,000	24,637,500

		257,953,776	461,513,561

	Retail — 2.2%
300,000	Costco Wholesale Corp. * (a)	8,785,740	11,154,000
3,600,000	Safeway, Inc. * (a)	80,524,513	78,876,000

		89,310,253	90,030,000

	Telecommunications — 11.2%
1,800,000	Alltel Corp.	96,483,577	83,844,000
289,465	Centennial Communications Corp. *	416,513	1,522,586
12,600,000	Citizens Communications Co. *	138,476,587	156,492,000
24,272,200	Qwest Communications International, Inc. *	271,804,269	104,855,904
1,000,000	Sprint Corp.	19,000,000	16,420,000
1,650,000	Telephone and Data Systems, Inc.	84,401,471	103,207,500

		610,582,417	466,341,990

	Utilities — 0.4%
864,100	Westar Energy, Inc.	14,981,548	17,498,025

	Total Common Stocks	2,690,015,331	3,164,996,259

10

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Pennsylvania Real Estate Investment Trust 11% Pfd Series A	$646,875	$915,000

Face amount or shares

	CORPORATE BONDS — 0.4%
$750,000	Local Financial Corp. 11.0% 9/08/04	750,000	785,625
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,423,694	4,725,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,481,545	4,612,500
3,000,000	Charter Communications, Inc. 9.625% 11/15/09	1,571,528	2,655,000
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,107,413	5,300,285

	Total Corporate Bonds	14,334,180	18,078,410

	U.S. GOVERNMENT AND AGENCY SECURITIES — 2.5%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	99,817,533	102,455,000
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,215,598
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,348	1,085,210

	Total U.S. Government and Agency Securities	103,817,881	106,755,808

	SHORT-TERM SECURITIES — 20.7%
51,443,607	Milestone Treasury Obligations Portfolio	51,443,607	51,443,607
64,722,897	Wells Fargo Government Money Market Fund	64,722,897	64,722,897
213,000,000	Federal Home Loan Bank Discount Notes
	due 1/09/04 to 3/17/04	212,795,933	212,822,409
537,500,000	U.S. Treasury Bills due 1/22/04 to 3/25/04	536,803,281	536,841,908

	Total Short-Term Securities	865,765,718	865,830,821

	Total Investments in Securities	$3,674,579,985	4,156,576,298

	Total Options Written — (0.0%)		(1,664,063)
	Other Assets Less Liabilities — 0.7%		27,656,722

	Total Net Assets — 100%		$4,182,568,957

	Net Asset Value Per Share		$35.78

11

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	OPTIONS WRITTEN
	Covered Call Options
300,000	Comcast Corp. - Special CL A *	January 2004/30	$(450,000)
300,000	Costco Wholesale Corp. *	April 2004/35	(1,020,000)
525,000	Safeway, Inc. *	January 2004/22.50	(157,500)
262,500	Safeway, Inc. *	January 2004/25	(6,563)

			(1,634,063)

	Put Options
300,000	Comcast Corp. - Special CL A *	January 2004/27.50	(30,000)

	Total Options Written (premiums received $3,834,606)		$(1,664,063)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid security

(a)	Fully or partially pledged as collateral on outstanding written options

(b)	Restricted security acquired in a private placement on December 15, 2003. The Fund will not bear the cost of registering the security.

12

Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/23/04